UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2015

MEDBOX, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54928	45-3992444
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8439 West Sunset Blvd., Suite 101

West Hollywood, CA 90069

(Address of principal executive offices) (zip code)

(800)-762-1452

(Registrant’s telephone number, including area code)

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Second Amendment and Modification of the July 2014 Financing

On July 21, 2014, Medbox, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with accredited investors (the “July 2014 Investors”) pursuant to which the Company agreed to sell, and the July 2014 Investors agreed to purchase, convertible debentures (the “Debentures”) in the aggregate principal amount of $3,000,000, in three tranches, each in the amount of $1,000,000. See the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 25, 2014. The July 2014 Investors subscribed for an additional $1,000,000 on August 25, 2014, an additional $500,000 on September 24, 2014, and an additional $250,000 on November 24, 2014 (collectively, with the July 21 Debenture, the “Original Debentures”).

On January 30, 2015, the Company and the July 2014 Investors entered into an Amendment, Modification and Supplement to the Purchase Agreement (the “Purchase Agreement Amendment”) pursuant to which the July 2014 Investors will purchase an additional $1,800,000 in seven Modified Closings. See the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 2, 2015.

On March 13, 2015, the Company and the July 2014 Investors entered into a Debenture Amendment Agreement, pursuant to which (1) the conversion price for the Debentures was changed from the lower of $5.00 or 51% of the lowest volume weighted average price (VWAP) for the 20 consecutive trading days prior to the applicable conversion date to the lower of $1.83 or 51% of the lowest VWAP for the 40 consecutive trading days prior to the applicable conversion date; and (2) the due date for the opening of the Portland distillery was changed from March 31, 2015 to April 30, 2015.

On March 27, 2015, the Company and the July 2014 Investors entered into an Amendment to the Purchase Agreement Amendment, effective as of March 24, 2015 (the “Second Amendment”) pursuant to which the July 2014 Investors will purchase an additional $1,200,000, for an aggregate additional investment of $3,000,000 under the Purchase Agreement Amendment and Second Amendment, in six Modified Closings as follows: (1) $200,000 was funded at the Closing of the Purchase Agreement Amendment; (2) $100,000 was funded within thirty (30) days of the Closing of the Purchase Agreement Amendment; (3) $300,000 will be funded within two days following the filing of a registration statement with the SEC to register the shares underlying the Debentures (the “Registration Statement”) and of the Company having filed with the SEC a restatement of the Company’s financial statements as described in the Company’s Current Report on Form 8-K filed with the SEC on December 22, 2014 (the “Restatements”) (which such Restatements were filed as of March 16, 2015 and $150,000 of this Modified Closing was funded on March 27, 2105); (4) $1,000,000 will be funded within two days of the date that the Registration Statement is declared effective by the SEC; (5) $1,000,000 will be funded within five days of the date that the Registration Statement is declared effective by the SEC; and (6) $100,000 will be funded within each of 90, 120, 150, and 180 days from the Closing of the Purchase Agreement Amendment. The additional investments are subject to a warrant instrument granting the July 2014 Investor the right to purchase shares of common stock of the Company equal to the principal amount of the applicable Modified Debenture divided by a price (the “Reference Price”) equal to 120% of the last reported closing price of the Common stock on the applicable closing date of the Modified Debenture, at an exercise price equal to the Reference Price, with a three year term. In connection with the Second Amendment, the Company is also required to open a new dispensary in Portland, Oregon by April 30 2015, as a condition to closing the fourth, fifth and sixth Modified Closings set forth above. With respect to each of the Modified Closings, the Company will pay a fee to the July 2014 Investors in the amount equal to 5% of the Subscription Amount of the applicable Modified Closing. The Company must also file the Registration Statement by April 15, 2015, and it must be declared effective by July 15, 2015 in order to avoid default and acceleration under the Amended and Restated Debenture.

In connection with the foregoing, the Company relied on the exemption from registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended, for transactions not involving a public offering.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the document, which is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Second Amendment and Modification of the September 2014 Financing via Written Waiver Agreement

On September 19, 2014, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with an accredited investor (the “September 2014 Investor”) pursuant to which the Company agreed to sell, and the September 2014 Investor agreed to purchase, convertible debentures (the “Debentures”) in the aggregate principal amount of $2,500,000, in two tranches, the first in the amount of $1,000,000, and the second in the amount of $1,500,000. The initial closing under the Purchase Agreement, for a Debenture in the principal amount of $1,000,000, occurred on September 19, 2014. See the Company’s Current Report on Form 8-K filed with the SEC on September 24, 2014.

On January 28, 2015, the Company and the September 2014 Investors entered into an Amendment, Modification and Supplement to the Purchase Agreement (the “Purchase Agreement Amendment”) pursuant to which the remaining $1,500,000 will be funded in four Modified Closings. See the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 2, 2015.

On April 3, 2015, the parties agreed in a written waiver (the “Written Waiver Agreement”) that the four remaining structured closings would occur as follows: (1) $100,000 was funded on or about January 29, 2015; (2) $100,000 was funded on or about February 24, 2015; (3) $300,000 will be funded upon or in connection with the filing of the Company’s Registration Statement on S-1, registering the common stock underlying the Debentures; and (4) $1,000,000 will be funded within 5 days of the date that such Registration Statement is declared effective. Furthermore, the parties agreed in the written waiver that the conversion price of all Debentures shall be the lower of $1.83 or 51% of the lowest VWAP for the 20 consecutive trading days prior to the applicable conversion date.

In connection with the foregoing, the Company relied on the exemption from registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended, for transactions not involving a public offering.

The foregoing description of the Written Waiver Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the document, which is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Debenture Amendment Agreement

10.2	Amendment to Purchase Agreement Amendment

10.3	Written Waiver Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDBOX, INC.

Dated: April 3, 2015	By:	/s/ C. Douglas Mitchell
		Name:	C. Douglas Mitchell
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Debenture Amendment Agreement

10.2	Amendment to Purchase Agreement Amendment

10.3	Written Waiver Agreement